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                                                                    Exhibit 10.2






                             CANCELLATION AGREEMENT


                  THIS AGREEMENT made this 30 day of APRIL, 1997 between THE ARSENAL COMPANY LLC (formerly THE ARSENAL COMPANY) hereinafter referred to as the Landlord, and NORTON MCNAUGHTON OF SQUIRE, INC. hereafter referred to as the Tenant.

                              W I T N E S S E T H:

                  WHEREAS, the Landlord is the Owner of the building known as 463 SEVENTH AVENUE in the Borough of Manhattan, City and State of New York, in which building the Tenant occupies premises designated as the entire rentable area of the FIFTH (5TH) FLOOR pursuant to a lease dated February 1, 1995, between the Landlord and the Tenant, for a term commencing FEBRUARY 1, 1995 and ending JULY 31, 2008; and

                  WHEREAS, the parties hereto have mutually agreed to cancel and terminate the said lease upon the terms and conditions hereinafter set forth, and

                  NOW THEREFORE, the parties hereto agree as follows:

                  1. Upon the execution of the within Agreement, the said lease is hereby canceled and terminated and the Tenant hereby surrenders possession of the demised premises to the Landlord, broom-clean, in good order and condition.

                  2. In consideration of the within cancellation of the lease, the Tenant agrees to pay to the Landlord the sum of $224,750., which sum shall be payable upon the execution of this Agreement.

                  3. This Agreement shall not become effective unless and until the same has been duly executed by both the Landlord and the Tenant and delivered to the Tenant.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals the day and year first above written.


Witness for Landlord:                        THE ARSENAL COMPANY LLC


______________________                       BY:________________________________


Witness for Tenant:                          NORTON MCNAUGHTON OF SQUIRE, INC.


______________________                       BY:________________________________